Exhibit 99.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") of Denbury Resources Inc. ("Denbury") as filed with the Securities and Exchange Commission on August 14, 2002, each of the undersigned, in his capacity as an officer of Denbury, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Denbury.




Dated:  August 13, 2002             /s/ Gareth Roberts
                                    --------------------------------------------
                                    Gareth Roberts
                                    President and Chief Executive Officer




Dated:  August 13, 2002             /s/ Phil Rykhoek
                                    --------------------------------------------
                                    Phil Rykhoek
                                    Chief Financial Officer